Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies

Note 11—Commitments and Contingencies

Operating Leases—The Company leases office space in countries in which it operates. As of December 31, 2013, the future minimum lease payments under the non-cancelable operating leases with lease terms in excess of one year was as follows:

(In thousands)
Years Ending December 31,
2014	$1,163
2015	1,097
2016	1,069
2017	966
2018	858
Thereafter	1,600

Total future minimum lease payments	$6,753

During the years ended December 31, 2013, 2012 and 2011, rent expense was $2.0 million, $1.7 million and $1.1 million, respectively.

Commitments—As of December 31, 2013 and 2012, Pacific Drilling had no material commitments other than commitments related to deepwater drillship construction purchase commitments discussed in Note 3.

Our ability to meet these commitments and ongoing working capital needs will depend in part on our future operating and financial performance, which is dependent on cash flow generated from operating and financing activities and our available cash balances. Our liquidity fluctuates depending on a number of factors, including, among others, our revenue efficiency and the timing of collecting accounts receivable as well as amounts paid for operating costs. We believe that our cash on hand and cash flows generated from operating and financing activities will provide sufficient liquidity over the next twelve months to fund our working capital needs, amortization payments on our long-term debt and capital expenditures.

Letters of Credit—As of December 31, 2013, we were contingently liable under certain performance, bid and custom bonds and letters of credit totaling approximately $284.5 million related to letters of credit issued as security in the normal course of our business.

Contingencies—It is to be expected that we and our subsidiaries will be routinely involved in litigation and disputes arising in the ordinary course of our business. On April 16, 2013, Transocean filed a complaint against us in the United States District Court for the Southern District of Texas alleging infringement of their dual activity patents. Transocean seeks relief in the form of a permanent injunction, compensatory damages, enhanced damages, court costs and fees. We do not believe that the ultimate liability, if any, resulting from any such pending litigation will have a material adverse effect on our financial condition, results of operations or cash flows.

We entered into a drilling contract for the Pacific Bora with a subsidiary of Chevron Corporation (“Chevron”). Under the contract terms, Chevron agreed to reimburse us for certain capital upgrades to the drillship. At the end of the contract, we are obligated to refund a portion of these costs; however, the ultimate amount of the refund liability to be paid is subject to reductions if the contract is extended beyond its initial term. As of December 31,2013 and 2012, we recorded within our consolidated balance sheets a liability of $17.8 million in accrued expenses and $15.6 million in other long-term liabilities, respectively, for our payable to Chevron that represents the maximum amount that could be ultimately paid.

We maintain loss of hire insurance that becomes effective 45 days after an accident or major equipment failure covered by hull and machinery insurance, resulting in a downtime event and extends for 180 days. In the third quarter 2011, the Pacific Scirocco underwent repairs and upgrades to ensure engine reliability, which was a covered event under our loss of hire policy that resulted in the $23.7 million and $18.5 million of loss of hire insurance recovery recognized during the years ended December 31, 2012 and 2011. During the year ended December 31, 2013, there was no loss of hire insurance recovery.